                                                                     Exhibit 4.9



                        TRUST SUPPLEMENT NO. 2001-1A-3
                                      TO
                         PASS THROUGH TRUST AGREEMENT

                          dated as of August 22, 2001

                                    between

                            UNITED AIR LINES, INC.

                                      and

                      STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                                  as Trustee




                                 $372,987,000

     United Airlines Enhanced Pass Through Certificates, Series 2001-1A-3

                               TABLE OF CONTENTS

                                                                        Page
Article I     Declaration of Trust....................................     1
              Section 1.01 Declaration of Trust.......................     1
Article II    The Certificates........................................     2
              Section 2.01 The Certificates...........................     2
Article III   Definitions.............................................     3
              Section 3.01 Definitions................................     3
Article IV    The Trustee.............................................     3
              Section 4.01 The Trustee................................     3
Article V     Miscellaneous Provisions................................     3
              Section 5.01 Basic Agreement Ratified...................     3
              Section 5.02 Governing Law..............................     3
              Section 5.03 Execution in Counterparts..................     4

Exhibit A      Form of Certificate
Exhibit B      DTC Letter of Representations
Exhibit C      Scheduled Payments of Principal on Class A-3 Certificates
Exhibit D      Notes, Principal Amounts and Maturities
Exhibit E      Aircraft, Registration Numbers and Maturities
Exhibit F      Note Documents


                        TRUST SUPPLEMENT NO. 2001-1A-3

                          Dated as of August 22, 2001

              Enhanced Pass Through Certificates, Series 2001-1A-3

                        TRUST SUPPLEMENT NO. 2001-1A-3

     THIS TRUST SUPPLEMENT NO. 2001-1A-3, dated as of August 22, 2001 (herein called the "Trust Supplement"), between UNITED AIR LINES, INC., a Delaware corporation (the "Company"), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association (the "Trustee"), to the Pass Through Trust Agreement, dated as of August 22, 2001 (the "Basic Agreement"), between the Company and the Trustee.

     WHEREAS, the Basic Agreement, which is unlimited as to the aggregate principal amount of Certificates that may be issued thereunder, has heretofore or concurrently herewith been executed and delivered;

     WHEREAS, pursuant to each Indenture with respect to the Aircraft, United proposes to issue on a recourse basis the Notes to refinance its current indebtedness originally incurred to finance the Aircraft;

     WHEREAS, the Trustee intends to declare the creation of this 2001-1A-3 Trust (the "Class A-3 Trust") for the benefit of the Certificateholders of the Class A-3 Certificates to be issued in respect of such Class A-3 Trust, and the initial Certificateholders of the Class A-3 Certificates, as grantors of such Class A-3 Trust, by their respective acceptances of the Class A-3 Certificates, shall join in the creation of the Class A-3 Trust with the Trustee;

     WHEREAS, all Certificates to be issued by the Class A-3 Trust will evidence fractional undivided interests in the Class A-3 Trust created hereby and will convey no rights, benefits or interests in respect of any property other than the Trust Property of the Class A-3 Trust;

     WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, and the Note Purchase Agreement, the Trustee on behalf of the Class A-3 Trust shall purchase the Notes issued by the Company, in each case having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class A-3 Certificates issued hereunder and shall hold such Notes in trust for the benefit of the Class A-3 Certificateholders;

     WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

     NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:

                                   ARTICLE I
                             DECLARATION OF TRUST

     Section 1.01  Declaration of Trust. The Trustee hereby declares the
                   --------------------
creation of this Class A-3 Trust for the benefit of the Certificateholders of the Certificates issued hereunder, and

                                                [Trust Supplement No. 2001-1A-3]


the initial Certificateholders, as the grantors of the Class A-3 Trust, by their respective acceptances of the Certificates issued hereunder, join in the creation of this Class A-3 Trust with the Trustee.

                                  ARTICLE II
                               THE CERTIFICATES

     Section 2.01  The Certificates. There is hereby created a class of
                   ----------------
Certificates to be issued under the Agreement, designated and to be distinguished and known as "United Airlines Enhanced Pass Through Certificates, Series 2001-1A-3" (the "Class A-3 Certificates"). Each Certificate represents a Fractional Undivided Interest in the Class A-3 Trust created hereby. The terms and conditions applicable to the Class A-3 Certificates are as follows:

             1. The maximum aggregate principal amount of the Class A-3 Certificates that shall be authenticated under the Agreement (except for Class A-3 Certificates authenticated and delivered pursuant to Sections 3.04, 3.07 and
3.10 of the Basic Agreement) upon their initial issuance is $372,987,000.

             2.    The Cut-off Date is August 22, 2001.

             3. The Regular Distribution Dates with respect to any payment of Scheduled Payments means each March 1 and September 1, commencing on March 1, 2002, until payment of all of the Scheduled Payments to be made under the Notes described in Exhibit D.
             ---------

             4. The Special Distribution Dates with respect to the Class A-3 Certificates are any Business Day on which a Special Payment is to be distributed pursuant to the Agreement.

             5. The Class A-3 Certificates shall be in the form attached hereto as Exhibit A, shall be Global Certificates and shall be subject to the
          ---------
conditions set forth in the Letter of Representations between the Company and The Depository Trust Company, as initial Clearing Agency, attached hereto as Exhibit B.
---------

             6. The Scheduled Payments of principal shall be as set forth in Exhibit C.
---------

             7. The proceeds of the Class A-3 Certificates issued under the Class A-3 Trust shall be used to purchase the Notes described in Exhibit D.
                                                                 ---------

             8. The Notes described in paragraph 7 relate to the Aircraft listed in Exhibit E.
          ---------

             9.    The related Note Documents are listed in Exhibit F.
                                                            ---------

             10.   The Class A-3 Certificates shall bear the following legend:

     EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME

                                                [Trust Supplement No. 2001-1A-3]


SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

     11. The Class A-3 Certificates shall have the benefit of the Class A-3 Liquidity Facility.

                                  ARTICLE III
                                  DEFINITIONS

     Section 3.01  Definitions. Unless otherwise specified herein, capitalized
                   -----------
terms used herein without definition shall have the respective meanings specified heretofore in the Basic Agreement or in the Intercreditor Agreement.

                                  ARTICLE IV
                                  THE TRUSTEE

     Section 4.01  The Trustee. The Trustee shall not be responsible in any
                   -----------
manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

     Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

                                   ARTICLE V
                           MISCELLANEOUS PROVISIONS

     Section 5.01  Basic Agreement Ratified. Except and so far as herein
                   ------------------------
expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

     Section 5.02  GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE CLASS A-3
                   -------------
CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                                [Trust Supplement No. 2001-1A-3]


     Section 5.03  Execution in Counterparts. This Trust Supplement may be
                   -------------------------
executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                                [Trust Supplement No. 2001-1A-3]


     IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.

                                        UNITED AIR LINES, INC.


                                        By:/s/ Jeffrey T. Kawalsky
                                           ----------------------------
                                        Name: Jeffrey T. Kawalsky
                                        Title: Assistant Treasurer


                                        STATE STREET BANK AND TRUST
                                        COMPANY OF CONNECTICUT,
                                        NATIONAL ASSOCIATION, as Trustee


                                        By:/s/ John G. Correia
                                           ----------------------------
                                        Name: John G. Correia
                                        Title: Assistant Vice President

                                                [Trust Supplement No. 2001-1A-3]


                                   EXHIBIT A

                              FORM OF CERTIFICATE

                             CLASS A-3 CERTIFICATE

                          REGISTERED $______________
                         Fractional Undivided Interest

No. R - __                                           CUSIP NO. ________________

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS
                                                   ---
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 3.05 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.

     EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN ARE EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF
SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


             UNITED AIRLINES 2001-1A-3 ENHANCED PASS THROUGH TRUST

                     UNITED AIRLINES ENHANCED PASS THROUGH
                         CERTIFICATE, SERIES 2001-1A-3

           Final Expected Regular Distribution Date: ______________

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft owned by United Air Lines, Inc.

     THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a _________________________________ ($______________) Fractional Undivided
Interest in the United Airlines 2001-1A-3 Pass Through Trust (the "Trust") created by State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Trustee") pursuant to a Pass Through Trust Agreement, dated as of August 22, 2001 (the "Basic Agreement"), as supplemented by Trust Supplement No. 2001-1A-3 (collectively, the "Agreement") between the Trustee and United Air Lines, Inc., a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "United Airlines Enhanced Pass Through Certificates, Series 2001-1A-3" (the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement.

     By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by the provisions of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement. The property of the Trust includes (i) certain Notes and all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the related Escrow Account, the related Certificate Account and the related Special Payments Account, (iii) all rights of such Trust and the Trustee, on behalf of such Trust, under the Intercreditor Agreement and the Note Purchase Agreement, including all rights to receive certain payments thereunder and all monies paid to such Trustee on behalf of such Trust pursuant to the Intercreditor Agreement and the Note Purchase Agreement and (iv) all monies receivable by the Subordination Agent under the Liquidity Facility for the Trust (the "Trust Property"). Each issue of the Notes is secured directly or indirectly by, among other things, a security interest in the Aircraft owned by the Company.

     The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any assets or property of any trust of another class.

     Interest applicable to this Certificate will be payable at a rate equal to _____%.

     Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement, from and to the extent
of funds then available to the Trustee, there shall be distributed on each [   ]
and [   ] (a "Regular Distribution Date"), commencing on [   ], to the Person in
whose name this Certificate is registered at

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


the close of business on the 15th day preceding such Regular Distribution Date, an amount in respect of the Scheduled Payments on the Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement, if Special Payments on the Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the next Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

     Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

     THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER OF THIS CERTIFICATE UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


      IN WITNESS WHEREOF, the Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.

                                        UNITED AIRLINES 2001-1A-3 PASS
                                        THROUGH TRUST


                                        By:  STATE STREET BANK AND TRUST
                                             COMPANY OF CONNECTICUT,
                                             NATIONAL ASSOCIATION, not in its
                                             individual capacity
                                             but solely as Trustee



Dated:____________________________      By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.


STATE STREET BANK AND TRUST             STATE STREET BANK AND TRUST
COMPANY OF CONNECTICUT,                 COMPANY OF CONNECTICUT,
NATIONAL ASSOCIATION, not in its        NATIONAL ASSOCIATION, not in its
individual capacity but                 individual capacity but
solely as Trustee                       solely as Trustee


By:______________________________       By:__________________________________
                                                  Authenticating Agent

                                        By:__________________________________

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


                           [REVERSE OF CERTIFICATE]

     The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any of their Affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it shall look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, at its Corporate Trust Office, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust shall be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


     No service charge shall be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Certificateholder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


                            FORM OF TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

________________________________________________________________________________
please print or typewrite name and address including zip code of assignee


________________________________________________________________________________
the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.

Date:                                   [Name of Transferor]


                                        ________________________________________
                                        NOTE: The signature must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee:_________________

                                   Exhibit A

                                                [Trust Supplement No. 2001-1A-3]


                                    EXHIBIT B

                          DTC LETTER OF REPRESENTATIONS

                                   Exhibit B

                                                [Trust Supplement No. 2001-1A-3]


                                   EXHIBIT C

                        SCHEDULED PAYMENTS OF PRINCIPAL
                           ON CLASS A-3 CERTIFICATES

          Payment Date                             Principal Payment
----------------------------------      ---------------------------------------

                                   Exhibit C

                                                [Trust Supplement No. 2001-1A-3]


                                   EXHIBIT D

                       PRINCIPAL AMOUNTS AND MATURITIES

        Notes                   Principal Amount               Maturity
---------------------    -----------------------------    -------------------

                                   Exhibit D

                                                [Trust Supplement No. 2001-1A-3]


                                   EXHIBIT E

                 AIRCRAFT, REGISTRATION NUMBERS AND MATURITIES

                                     Aircraft
                                   Registration
        Aircraft                      Number                     Maturity
------------------------    --------------------------    ----------------------

                                   Exhibit E

                                                [Trust Supplement No. 2001-1A-3]


                                   EXHIBIT F

                                NOTE DOCUMENTS

                                 Aircraft
                               Registration
       Aircraft                   Number                   Note Document
----------------------  --------------------------  ----------------------------
      A319-131                    N831UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

      A319-131                    N833UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A319-131                    N834UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A319-131                    N835UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

                                   Exhibit F

                                                [Trust Supplement No. 2001-1A-3]


      A319-131                    N836UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A319-131                    N837UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A319-131                    N838UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A319-131                    N839UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

                                   Exhibit F

                                                [Trust Supplement No. 2001-1A-3]


      A319-131                    N840UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A319-131                    N841UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A320-232                    N467UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A320-232                    N468UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A320-232                    N469UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

                                   Exhibit F

                                                [Trust Supplement No. 2001-1A-3]


      A320-232                    N470UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A320-232                    N471UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      A320-232                    N472UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B747-422                    N117UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B747-422                    N118UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

                                   Exhibit F

                                                [Trust Supplement No. 2001-1A-3]


      B747-422                    N122UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B747-422                    N127UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B747-422                    N128UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B767-322                    N664UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B767-322                    N667UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

                                   Exhibit F

                                                [Trust Supplement No. 2001-1A-3]


      B767-322                    N669UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B767-322                    N670UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B767-322                    N671UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B777-222                    N794UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B777-222                    N795UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-2
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

                                   Exhibit F

                                                [Trust Supplement No. 2001-1A-3]


      B777-222                    N204UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D


      B777-222                    N205UA            Participation Agreement
                                                    Trust Indenture and Mortgage
                                                    Equipment Note, Series A-1
                                                    Equipment Note, Series A-3
                                                    Equipment Note, Series B
                                                    Equipment Note, Series C
                                                    Equipment Note, Series D

                                   Exhibit F
                                    Page 7